Exhibit 99.2

Highly Focused, Low Risk, Above Average Growth
Bank Holding Company
Investor Presentation
October 2014
NASDAQ: CUBI
Note: All information in this document has been adjusted for the10% stock dividend that was declared on May 15, 2014 to shareholders of record on May 27th payable on June 30, 2014.

Forward-Looking Statements
This presentation as well as other written or oral communications made from time to time by us, may contain certain forward-looking information within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. These statements relate to future events or future predictions, including events or predictions relating to our future financial performance, and are generally identifiable by the use of forward-looking terminology such as “believes,” “expects,” “may,” “will,” “should,” “plan,” “intend,” “target,” or “anticipates” or the negative thereof or comparable terminology, or by discussion of strategy or goals that involve risks and uncertainties. These forward-looking statements are only predictions and estimates regarding future events and circumstances and involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements. This information is based on various assumptions by us that may not prove to be correct.
Important factors to consider and evaluate in such forward-looking statements include:
•changes in the external competitive market factors that might impact our results of operations;
•changes in laws and regulations, including without limitation changes in capital requirements under the federal prompt corrective action regulations;
•changes in our business strategy or an inability to execute our strategy due to the occurrence of unanticipated events;
•our ability to identify potential candidates for, and consummate, acquisition or investment transactions;
•the timing of acquisition or investment transactions;
•constraints on our ability to consummate an attractive acquisition or investment transaction because of significant competition for these opportunities;
•the failure of the Bank to complete any or all of the transactions described herein on the terms currently contemplated;
•local, regional and national economic conditions and events and the impact they may have on us and our customers;
•ability to attract deposits and other sources of liquidity;
•changes in the financial performance and/or condition of our borrowers;
•changes in the level of non-performing and classified assets and charge-offs;
•changes in estimates of future loan loss reserve requirements based upon the periodic review thereof under relevant regulatory and accounting requirements;
•the integration of the Bank’s recent FDIC-assisted acquisitions may present unforeseen challenges;
•inflation, interest rate, securities market and monetary fluctuations;
•the timely development and acceptance of new banking products and services and perceived overall value of these products and services by users;
•changes in consumer spending, borrowing and saving habits;
•technological changes;

Forward-Looking Statements
• the ability to increase market share and control expenses;
• continued volatility in the credit and equity markets and its effect on the general economy; and
• the effect of changes in accounting policies and practices, as may be adopted by the regulatory agencies, as well as the Public Company
 Accounting Oversight Board, the Financial Accounting Standards Board and other accounting standard setters;
• the businesses of the Bank and any acquisition targets or merger partners and subsidiaries not integrating successfully or such integration being more difficult, time-consuming or costly than expected;
• material differences in the actual financial results of merger and acquisition activities compared with expectations, such as with respect to the full realization of anticipated cost savings and revenue enhancements within the expected time frame;
• revenues following any merger being lower than expected; and
• deposit attrition, operating costs, customer loss and business disruption following the merger, including, without limitation, difficulties in maintaining relationships with employees being greater than expected.
      These forward-looking statements are subject to significant uncertainties and contingencies, many of which are beyond our control. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements. Accordingly, there can be no assurance that actual results will meet expectations or will not be materially lower than the results contemplated in this presentation. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this document or, in the case of documents referred to or incorporated by reference, the dates of those documents.
 We do not undertake any obligation to release publicly any revisions to these forward-looking statements to reflect events or circumstances after the date of this document or to reflect the occurrence of unanticipated events, except as may be required under applicable law.
      This presentation is for discussion purposes only, and shall not constitute any offer to sell or the solicitation of an offer to buy any security, nor is it intended to give rise to any legal relationship between Customers Bancorp, Inc. (the “Company”) and you or any other person, nor is it a recommendation to buy any securities or enter into any transaction with the Company. The information contained herein is preliminary and material changes to such information may be made at any time. If any offer of securities is made, it shall be made pursuant to a definitive offering memorandum or prospectus (“Offering Memorandum”) prepared by or on behalf of the Company, which would contain material information not contained herein and which shall supersede, amend and supplement this information in its entirety.
      Any decision to invest in the Company’s securities should be made after reviewing an Offering Memorandum, conducting such investigations as the investor deems necessary or appropriate, and consulting the investor’s own legal, accounting, tax, and other advisors in order to make an independent determination of the suitability and consequences of an investment in such securities. No offer to purchase securities of the
 Company will be made or accepted prior to receipt by an investor of an Offering Memorandum and relevant subscription documentation, all of which must be reviewed together with the Company’s then-current financial statements and, with respect to the subscription documentation, completed and returned to the Company in its entirety. Unless purchasing in an offering of securities registered pursuant to the Securities Act of
 1933, as amended, all investors must be “accredited investors” as defined in the securities laws of the United States before they can invest in the
 Company

Customers Bancorp, Inc.

Name	Title	Years of Banking Experience	Background
Jay S. Sidhu	Chairman & CEO	38	Chairman and CEO of Sovereign Bank & Sovereign Bancorp, Inc.
Richard A. Ehst	President & COO	46	EVP, Commercial Middle Market, Regional President and Managing Director of Corporate Communications at Sovereign Bank
Robert E. Wahlman, CPA	Chief Financial Officer	33	CFO of Doral Financial and Merrill Lynch Banks; various roles at Bank One, US GAO and KPMG.
Steve Issa	EVP, New England Market President, Regional Chief Lending Officer	37	EVP, Managing Director of Commercial and Specialty Lending at Flagstar and Sovereign Bank.
George Maroulis	EVP, Head of Private & Commercial Banking - NY	22	Group Director and SVP at Signature Bank; various positions at Citibank and Fleet/Bank of America's Global Commercial & Investment Bank
Timothy D. Romig	EVP, Regional Chief Lending Officer	30	SVP and Regional Executive for Commercial Lending (Berks and Montgomery County), VIST Financial; SVP at Keystone
Ken Keiser	EVP, Director CRE and Multi-Family Housing Lending	37	SVP and Market Manager, Mid-Atlantic CRE Lending at Sovereign Bank; SVP & Senior Real Estate Officer, Allfirst Bank
Christopher McGowan	EVP, Managing Director Multi-Family Lending	15	SVP & Director of Originations for Capital One / Beech Street Capital, Peoples United Bank and Santander Real Estate Capital
Glenn Hedde	EVP, President Banking for Mortgage Companies	27	President of Commercial Operations at Popular Warehouse Lending, LLC; various positions at GE Capital Mortgage Services and PNC Bank
Warren Taylor	EVP, President Community Banking	34	Division President at Sovereign Bank, responsible for retail banking in various markets in southeastern PA and central and southern NJ
James Collins	EVP, Chief Administrative Officer	23	Various positions at Sovereign including Director of Small Business Banking
Thomas Jastrem	EVP, Chief Credit Officer	36	Various positions at First Union Bank and First Fidelity Bank
Robert B. White	EVP, President Special Assets Group	27	President RBW Financial Consulting; various positions at Citizens Bank and GE Capital
Glenn Yeager	EVP, General Counsel	36	Private practice financial services law firm. Senior Counsel Meridian Bancorp, Inc.
Mary Lou Scalese	SVP, Chief Risk Officer	38	Chief Auditor at Sovereign Bank
William Woolworth III	SVP Chief Auditor	27	Various positions at other financial services companies including Chief Risk Officer, Internal Audit Director, and Chief Compliance Officer

Our Biggest Advantage: A Highly Experienced Management Team

Investment Proposition
High Organic Growth, Well Capitalized, Low Risk, Branch Lite Bank in Attractive Markets
 ▪ $6.5 billion asset bank
 ▪ Well capitalized at an estimated 11.0% + total risk based capital and 6.8% tier 1 leverage
 ▪ Target market from Boston to Washington D.C. along interstate 95
Strong Profitability & Growth
 ▪ Q3 2014 earnings up 41% over 3Q 2013 with an ROE of 11%, ROA .80%
 ▪ ROA goal of 1% + and ROE of 12% + within 2-3 years
 ▪ 3.00% net interest margin goal; Targeting efficiency ratio in the 40’s - current margin is 2.79%
 and efficiency ratio is 54%
 ▪ DDA and total deposits compounded annual growth of 100% and 73% respectively since 2009
 ▪ 130% compounded annual growth in core earnings since 2011
Strong Credit Quality
 ▪ No charge-offs on loans originated after 2009
 ▪ 0.18% non-performing loans (non-FDIC covered loans)
 ▪ Total reserves to non-performing loans of 246.4%
* Capital ratios are estimates pending final call report

Investment Proposition
Low Interest Rate Risk
 ▪ Approximately 40% of the loan portfolio will re-price within one year (1)
 ▪ 40% of loans have an average life of 3.8 years
 ▪ ~16% of deposits, on average, are non-interest bearing
 ▪ Extending liabilities at this time
 ▪ $150 million in forward starting swaps
 ▪ Neutral to gradually rising rates over next one to two years
Attractive Valuation
 ▪ Current share price ($17.75)(2) is 11.8x estimated 2014 earnings, and 10.0x estimated 2015 earnings
 ▪ Price/tangible book only at 1.1x and 1.0x for 2014 and 2015 respectively
 ▪ Peers trading at 14x earnings and 1.7x price/tangible book
(1) Includes mortgage warehouse
(2) Share price as of Oct 16, 2014

Customers Bancorp, Inc.

1.20%
1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
0.78%
0.87%
1.01%
1.00%
0.8%
0.89%
$500MM - $1B
$1B - $5B
$5B - $10B
$10B+
Industry
Customers Bank 2-3 Yr Goal
Customers Bank 3Q '14 Actual

14.0%
12.0%
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
7.9%
8.7%
8.4%
12.0%
11.0%
8.5%
$500MM - $1B
$1B - $5B
$5B - $10B
$10B+
Industry
Customers Bank 2-3 Yr Goal
Customers Bank 3Q '14 Actual

80%
60%
40%
20%
0%
71%
69%
66%
45%
54.0%
66%
$500MM - $1B
$1B - $5B
$5B - $10B
$10B+
Industry
Customers Bank 2-3 Yr Goal
Customers Bank 3Q '14 Actual

2.00%
1.75%
1.50%
1.25%
1.00%
0.75%
0.50%
0.25%
0.00%
1.59%
1.37%
1.36%
0.25%
0.18%
1.19%
$500MM - $1B
$1B - $5B
$5B - $10B
$10B+
Industry
Customers Bank 2-3 Yr Goal
Customers Bank 3Q '14 Actual

Return on Average Equity
Efficiency Ratio
NPAs
Return on Average Assets
Source: SNL Financial on an LTM basis as of 4Q2013
Customers Bancorp Will Become A Stronger Performer

Customers Bancorp, Inc.

Phase I Acquired Bank Platform	Phase II Built Strong Foundation	Phase III Leveraging Infrastructure	Phase IV Innovation & Execution

Execution Timeline
▪ We invested in and
 took control of a $270
 million asset
 Customers Bank (FKA
 New Century Bank)
▪ Identified existing
 credit problems,
 adequately reserved
 and recapitalized the
 bank
▪ Actively worked out
 very extensive loan
 problems
▪ Recruited experienced
 management team
▪ Enhanced credit and risk
 management
▪ Developed infrastructure
 for organic growth
▪ Built out warehouse
 lending platform and
 doubled deposit and loan
 portfolio
▪ Completed 3 small
 acquisitions:
 – ISN Bank (FDIC-
 assisted) ~ $70 mm
 – USA Bank (FDIC-
 assisted) ~ $170 mm
 – Berkshire Bancorp
 (Whole bank) ~ $85
 mm
▪ Recruited proven lending
 teams
▪ Built out Commercial and
 Multi-family lending
 platforms
▪ De Novo expansion;4-6
 sales offices or teams
 added each year
▪ Continue to show strong
 loan and deposit growth
▪ Built a “branch lite” high
 growth Community Bank
 and model for future
 growth
▪ Goals to ~12%+ ROE;
 ~1% ROA
2009
Assets: $350M
Equity: $22M
2010-2011
Assets: $2.1B
Equity: $148M
2012-2013
Assets: $4.2B
Equity: $400M
3Q 2014
Assets: $6.5B
Equity: $426M
▪ Single Point of Contact
 Private Banking model
 executed - commercial
 focus
▪ Introduce bankmobile -
 banking of the future
 for consumers
▪ Continue to show
 strong loan and
 deposit growth
▪ ~12%+ ROE; ~1%
 ROA expected within
 36 months
▪ ~$6.5+ billion asset
 bank by end of 2014
▪ ~$9 billion asset bank
 by end of 2019

Disciplined Model for Increasing Shareholder Value
▪ Strong organic revenue growth + scalable infrastructure =
 sustainable double digit EPS growth and increased shareholder value
▪ A very robust risk management driven business strategy
▪ Build tangible book value per share each quarter via earnings
▪ Any book value dilution from any acquisitions must be overcome within 1-2 years
▪ Superior execution through proven management team
Disciplined Model for Superior Shareholder Value Creation

Banking Strategy
Business Banking Strategy - ~95% of revenues come from business
 • Loan and deposit business through these segments:
 • Banking Privately Held Businesses
 • Banking High Net Worth Families
 • Banking Mortgage Companies
Consumer Banking Strategy
 • Principal focus is getting deposits in a highly efficient and unique model while meeting the needs of all the communities in our assessment area
 • Introduce Bank Mobile and Prepaid businesses by late 2014; focus on
 Gen Y and under-banked; strategic partnerships for consumer loan products

Consumer Deposit Strategy - High Touch, High Tech
 ▪ Implementation of
 technology suite
 allows for unique
 product offerings:
 ▪ Remote account
 opening &
 deposit capture
 ▪ Internet/mobile
 banking
 ▪ Free ATM
 deployment in
 U.S.
Cost of Funds + Branch Operating Expense - Fees = ALL-IN-Cost < Competitors
CUBI All-in cost of 1.75% is less than competitors all-in cost over the long-term

 Technology
 ▪ Low cost banking
 model allows for
 more pricing
 flexibility
 ▪ Significantly lower
 overhead costs vs. a
 traditional branch
 ▪ Pricing/profitability
 measured across
 relationship
 Pricing
 ▪ Experienced
 bankers who own a
 portfolio of
 customers
 ▪ Customer
 acquisition &
 retention strongly
 incentivized
 ▪ Takes banker to the
 customer’s home or
 office, 12 hours a
 day, 7 days a week
 ▪ Appointment
 banking approach
 ▪ Customer access to
 private bankers
 ▪ “Virtual Branches”
 out of sales offices
 Sales Force
 Concierge Banking

Customers Bancorp, Inc.

$4,500
$4,000
$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$0
CAGR: 73%
$29
$83
$201
$88
$389
$769
$151
$719
$713
$257
$1,004
$1,180
$536
$1,298
$1,125
$771
$2,031
1,482
Dec-09
Dec-10
Dec-11
Dec-12
Dec-13
Sep-14
CD's
Money Market & Savings
DDA

$750
$600
$450
$300
$150
$0
CAGR: 100%
$10
$18
$15
$77
$34
$124
$42
$251
$57
$500
$66
$678
Dec-09
Dec-10
Dec-11
Dec-12
Dec-13
Sep-14
Non Interest Bearing DDA
Interest Bearing DDA

Cost of Deposits

2.25%
2.00%
1.75%
1.50%
1.25%
1.00%
0.75%
0.50%
CAGR: -22%
2.10%
1.71%
1.19%
0.87%
0.70%
0.63%
Dec-09
Dec-10
Dec-11
Dec-12
Dec-13
Sep-14

Total Deposits per Branch ($mm)

$200
$150
$100
$50
$0
CAGR: 44%
$35
$97
$112
$129
$152
$201
Dec-09
Dec-10
Dec-11
Dec-12
Dec-13
Sep-14

Results of Deposit Growth: Organic Growth With Controlled Costs
Source: Company data.
Total Deposit Growth ($mm)
Average DDA Growth ($mm)
Customers strategies of single point of contact and recruiting known teams in target markets produce rapid deposit growth with low total cost

Customers Bancorp, Inc.

Loan Growth
CAGR: 98%
5,000
2,500
0
$180
$166
$342
$386
$192
$446
$794
$292
$362
$498
$163
$1,449
$319
$1,060
$763
$325
$745
$448
$2,159
$1,099
$538
$1,261
Dec-09
Dec-10
Dec-11
Dec-12
Dec-13
Sep-14
Consumer & Residential
Multi Family loans
Commercial C&I & Owner Occupied CRE
Non-Owner Occupied CRE
Warehouse loans

High Growth with Strong Credit Quality

- Centralized credit committee approval for all loans
- Loans are stress tested for higher rates and a slower economy
- No losses on loans originated since new management team took over
- Creation of solid foundation for future earnings

Loan Product Mix as of September 2014
Consumer & Residential 8%
Warehouse loans 23%
Non-Owner Occupied CRE 10%
Commercial C&I & Owner Occupied CRE 20%
Multi Family loans 39%

Customers Bank Advantage
All Consumer
Products
All Business
Products
All Non-Credit
Products
Client
Makes
One Call
Client
Private /
Personal
Bankers
Concierge
Bankers
Loan Portfolio Mix ($mm)
Single Point of Contact
High Touch / High Tech

Customers Bancorp, Inc.

C&I / Owner Occupied CRE Loan and Deposit Growth ($mm)

1,200.0
1,000.0
800.0
600.0
400.0
200.0
-
CAGR: 37%
$341.9
$446.1
$498.5
$763.1
$164.5
$1,099.1
$942.7
2010
2011
2012
2013
Q3 2014
Loans
Deposits

C&I & Owner Occupied CRE Banking Strategy
 Small Business
 ▪Target companies with less than $5.0 million
 annual revenue
 ▪Principally SBA loans originated by small
 business relationship managers or branch
 network
 ▪Current focus PA & NJ markets
 Private & Commercial
 ▪Target companies with up to $100 million
 annual revenues
 ▪Very experienced teams
 ▪Single point of contact
 ▪NE, NY, PA & NJ markets
 Banking Privately Held Business

Customers Bancorp, Inc.

2,500.0
2,000.0
1,500.0
1,000.0
500.0
-
$2,158.9
$1,060.0
$38.4
$120.4
2010
2011
2012
2013
Q3 2014
Loans
Deposits

Multi-Family Banking Strategy
 Banking High Net Worth Families
 Multi-Family Loan and Deposit Growth ($mm)
 ▪ Focus on families that have income
 producing real estate in their portfolios
 ▪ Private banking approach
 ▪ Focus Markets: New York & Philadelphia
 MSAs
 ▪ Average Loan Size: $4.0 - $7.0 million
 ▪ Remote banking for deposits and other
 relationship based loans
 ▪ Portfolio grown organically from a start up
 with very experienced teams hired in the
 past 3 years
 ▪ Strong credit quality niche
 ▪ Interest rate risk managed actively

Customers Bancorp, Inc.

Mortgage Warehouse Banking Loan and Deposit Growth ($mm)

1,500.0
1,300.0
1,100.0
900.0
700.0
500.0
300.0
100.0
(100.0)
$386.1
$30.3
$794.3
$46.4
$1,449.5
$113.1
$745.4
$80.8
$1,261.3
$98.6
2010
2011
2012
2013
Q3 2014
Warehouse Loans
Deposits

Mortgage Warehouse Banking Annualized Fee Income ($mm)

14.0
12.0
10.0
8.0
6.0
4.0
2.0
-
$2.2
$5.6
$12.3
$13.0
$8.2
2010
2011
2012
2013
Q3 2014

Mortgage Warehouse Banking Strategy
 ▪Private banking focused on mortgage
 companies with $5 to $10 million equity
 ▪Lower interest rate and credit risk line of
 business
 ▪~75 strong warehouse clients
 ▪All warehouse loans classified as held for
 sale
 ▪All deposits are non-interest bearing DDA’s
 ▪Balances rebounding from 2013 low but not
 expected to stay at this level
 ▪Selected lending against servicing portfolios
 introduced in 2014
 Banking Mortgage Companies

Customers Bancorp, Inc.

3Q '14 vs. 3Q '13 Growth 42%
CAGR: 89% (2)
$140.0
$120.0
$100.0
$80.0
$60.0
$40.0
$20.0
$0.0
$8.2
$24.7
$50.3
$101.0
$126.6
$126.3
Q4 $35.6
Q3 $31.9
Q2 $31.7
Q1 $27.4
Q3 $45.3
Q2 $43.8
Q1 $37.1
2009
2010
2011
2012
2013
YTD 2014

3Q '14 vs. 3Q '13 Growth 48%
CAGR: 88% (2)
$120.0
$100.0
$80.0
$60.0
$40.0
$20.0
$0.0
$7.2
$19.4
$39.0
$72.1
$103.9
$106.9
Q4 $27.9
Q3 $27.2
Q2 $26.1
Q1 $22.6
Q3 $40.2
Q2 $36.9
Q1 $29.8
2009
2010
2011
2012
2013
YTD 2014

3Q '14 vs. 3Q '13 Growth 41%
CAGR: 130% from 2011
$45.0
$35.0
$25.0
$15.0
$5.0
($5.0)
($15.0)
($13.2)
($11.8)
$4.0
$23.8
$32.7
$30.0
Q4 $9.0
Q3 $8.3
Q2 $8.2
Q1 $7.2
Q3 $11.7
Q2 $10.2
Q1 $8.1
2009
2010
2011
2012
2013
YTD 2014

These Deposit and Lending Strategies Results in Disciplined & Profitable Growth
Core Revenue ($mm)
Core Net Income ($mm) (1)
Source: SNL Financial and Company data.
(1)Core income is net income before extraordinary items.
(2)CAGR calculated from Dec-09 to Sep-14 (annualized).
Net Interest Income ($mm)
• Strategy execution has produced superior growth in revenues and earnings

Customers Bancorp, Inc.

Tangible Book Value Growth

CAGR: 15%
$16.00
$14.00
$12.00
$10.00
$8.00
$8.78
$11.38
$11.54
$13.09
$14.37
$15.79
Jun-10
Dec-10
Dec-11
Dec-12
Dec-13
Sep-14

BV/Share	**$8.78**	**$11.38**	**$11.84**	**$13.27**	**$14.51**	**$15.93**

Strong Growth Provides for Shareholder Value Creation
▪ Per share tangible book value up consistently each year
▪ Focused on continuous growth of TBV aligns executive management compensation with shareholder value creation
▪ Any tangible book value dilution from acquisition must be recovered within 1 to 2 years
Note: Shares estimated pending final dividend adjustment

Customers Bancorp, Inc.

Create Deployment Challenges

12.0%
11.5%
11.0%
10.5%
10.0%
9.5%
9.0%
10.0%
10.3%
11.3%
11.1%
11.3%
11.4%
11.6%
11.5%
11.3%
11.1%
11.3%
11.0%
11.1%
10.7%
9/30/10
12/31/10
3/31/11
6/30/11
9/30/11
12/31/11
3/31/12
6/30/12
9/30/12
12/31/12
3/31/13
6/30/13
9/30/13
12/31/13
Tier 1 Common Ratio

25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
3.50x
3.00x
2.50x
2.00x
1.50x
1.00x
0.50x
0.00x
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
ROATCE
Return on Investment (ROATCE/(P/TBV))
P/TBV

- Expense management

BB&T PNC M&T Bank City National Bank

usbancorp State Street Wells Fargo

First Republic Bank Texas Capital Bank Signature Capital One Customers Bank

Source: SNL Financial.
[1] Includes data for top 50 U.S. banks by assets.

▪ Innovator /
 disruptor
▪ Differentiated /
 Unique model
▪ Technology savvy
▪ Product dominance
The Thesis on Current
U.S. Banking Environment
Credit Improving - Though Banks Face a
Number of Operational Headwinds
▪ Credit Improving
 ▶ NPAs and NCOs greatly declining across the sector
▪ Asset Generation
 ▶ Banks are starved for interest-earning assets and exploring new asset classes, competing on price and looking into specialty finance business /
 lending
▪ NIM Compression
 ▶ Low rate environment for the foreseeable future will continue to compress NIM
 ▶ Several institutions have undergone balance sheet restructuring to alleviate near-term NIM pressure
▪ Operational leverage
 ▶ Expense management is top of mind as banks try to improve efficiency in light of revenue pressure and increased regulatory / compliance costs
Capital Accumulation Continues To
ROI Continues to Trend Below 10% Despite
Being Modestly Higher Than Pre-Recession1
Critical to Have a Winning Business Model
▪ Local dominance
▪ Strong credit
 quality
▪ Core deposits
Relationship
Banks
▪ Diversity
▪ Cross sell
▪ Capital efficiency
▪ Higher profitability /
 consistent earnings
Fee Income
Leaders
Innovators

Customers Bank Views Itself As An Innovator That
Is Poised To Take Advantage Of Changes Taking
Place In The Industry
• Changes in technology have resulted in the digitization of consumer and business transactions and automation of the payment system
• Technology dependent consumers and small businesses are not visiting branches
• Customers are looking for an exceptional experience, no nuisance fees and very competitive offerings at their fingertips
• Mobile has become the fastest growing channel for financial services

Customers Bancorp, Inc.

Contact Us
3:05 PM
Locator
OFF
Login

bankmobile

A Division Of Customers Bank

Startling Facts About Banks
▪ Banks each year charge $32 billion in overdraft fees - that’s allowing or creating over 1 billion overdrafts each year….Why??
▪ Payday lenders charge consumers another $7 billion in fees
▪ That’s more than 3x what America spends on Breast Cancer and
 Lung Cancer combined
▪ Combined this is about 50% of all America spends on Food Stamps
▪ Some of banking industries most profitable consumer customers hate banks
▪ Another estimated 25% consumers are unbanked or under banked
This should not be happening in America
We hope to start, in a small way, a new revolution
 to address this problem

Customers Bancorp, Inc.

bankmobile
A Division Of Customers Bank

- Target technology dependent <35 years old, underserved/underbanked and larger depositors generally >50 years old segments

▪ New no fee banking vertical supplementing Consumer and Community Banking
▪ Marketing Strategy
 ▪ Reach markets through Affinity Banking Groups
 ▪ Revenue generation from debit card interchange and margin from low cost core deposits
▪ We are also looking at opportunities in the prepaid card space
▪ Total investment not to exceed $5.0 million by end of 2015 but expected to be offset by revenues
▪ Expected to achieve above average ROA and ROE within 5 years
Mobile Banking - Creating a Virtual Bank for the Future

Customers Bancorp, Inc.

Return on Assets	1% or greater
Return on Equity	12% or greater
Net Interest Margin	~ 3%
EPS	15% annual compounded growth
Efficiency Ratio	~ 40% *

2014 EPS	$1.49 - $1.53
2015 EPS	$1.75 - $1.80

Key Financial Targets for the Next 2-3 Years
Focus in future years
•Single point of contact model - “High touch supported by high tech”
•Only superior credit quality niches
•Above average organic growth
•Expense management
Earnings per share growth estimated at ~ 17% year over year
•Assumes no additional common shares are issued during 2014 or 2015
Expecting banking for mortgage companies balances to remain flat and continue to shrink as a percentage of total assets
Strategically aligned technology partners
•Core Banking Platform - Fiserv
•Mobile Banking Platform - Malauzai
Unique branch model
•24 hours concierge bankers
•All-In-Cost (interest expense + operating cost)
•Alternative channels emerging in our model
•Use of technology to reduce branch traffic
•Bank Mobile & prepaid cards
Criteria 2 - 3 Year Targets
Year EPS Guidance
*Efficiency ratio = non-interest expenses/(net interest income + non-interest income - securities gains)

Summary
▪ Strong high performing $6.5 billion bank with significant growth opportunities
▪ Very experienced management team delivers strong results
 ▪ Ranked #1 overall by Bank Director Magazine in the 2012 and 2013 Growth
 Leader Rankings
▪ “High touch, high tech” processes and technologies result in superior growth, returns and efficiencies
▪ Shareholder value results from the combination of increasing tangible book value with strong and consistent earnings growth
▪ Attractive risk-reward: growing several times faster than industry average but yet trading at a significant discount to peers
▪ Introducing among the 1st mobile banking application for account opening and complete mobile platform based servicing in the USA

Customers Bancorp, Inc.

		Growth			Capitalization				Asset Quality		Market Trading		
Name	State	Assets ($MM)	LTM Growth	5 yr CAGR	TCE/TCA	Tier 1 Ratio	Leverage Ratio	Total Capital Ratio	NPA's/ Assets (1)	Reserves/ NPL's	Market Cap ($MM)	Price/ TBV (2)	Price/ 2015 EPS (2)
NBT Bancorp Inc.	NY	$7,753	1.9%	7.5%	8.2%	11.8%	9.1%	13.1%	0.8%	116.4%	$1,066.3	1.92 x	13.4 x
Provident Financial Services, Inc.	NJ	$7,501	4.4%	2.8%	8.4%	11.6%	8.5%	12.9%	2.0%	44.2%	$1,099.6	1.56 x	12.8 x
Community Bank System, Inc.	NY	$7,397	2.4%	6.8%	7.5%	14.2%	9.5%	15.3%	0.4%	177.0%	$1,586.5	2.78 x	16.2 x
Boston Private Financial Holdings, Inc.	MA	$6,705	8.2%	-1.4%	8.9%	13.7%	10.2%	15.0%	1.0%	111.6%	$1,082.4	2.28 x	14.9 x
Tompkins Financial Corporation	NY	$5,042	1.1%	11.0%	7.4%	NA	8.7%	13.7%	0.8%	79.6%	$726.0	1.94 x	13.4 x
S&T Bancorp, Inc.	PA	$4,707	5.1%	1.8%	8.9%	12.4%	9.8%	14.4%	1.2%	81.7%	$704.3	1.83 x	13.1 x
TrustCo Bank Corp NY	NY	$4,579	3.8%	5.7%	8.1%	17.1%	8.1%	18.4%	1.4%	87.4%	$665.7	1.71 x	14.6 x
WSFS Financial Corporation	DE	$4,546	4.4%	5.1%	8.2%	13.5%	10.7%	14.7%	1.2%	79.9%	$636.4	1.76 x	13.0 x
Dime Community Bancshares, Inc.	NY	$4,280	7.5%	1.2%	9.1%	12.5%	9.2%	13.1%	0.8%	65.3%	$623.5	1.52 x	13.8 x
Sandy Spring Bancorp, Inc.	MD	$4,169	6.0%	3.4%	10.4%	14.6%	11.4%	15.9%	1.0%	98.3%	$625.6	1.47 x	14.0 x
Eagle Bancorp, Inc.	MD	$3,804	14.4%	20.5%	10.0%	11.6%	10.8%	13.0%	1.2%	115.2%	$937.7	2.48 x	14.2 x
Washington Trust Bancorp, Inc.	RI	$3,194	4.7%	1.6%	8.7%	12.4%	9.6%	13.6%	1.2%	69.2%	$623.3	2.23 x	14.6 x
Financial Institutions, Inc.	NY	$3,016	6.6%	8.2%	6.6%	10.9%	7.5%	12.1%	0.6%	166.9%	$318.9	1.67 x	11.1 x
Oritani Financial Corp.	NJ	$3,006	6.8%	10.9%	17.5%	17.0%	14.6%	18.2%	0.7%	182.6%	$723.1	1.34 x	17.2 x
Median		$4,562	4.87%	5.4%	8.6%	12.5%	9.5%	14.0%	1.0%	92.8%	$713.7	1.76 x	13.8 x
Customers Bancorp, Inc.	PA	$5,014	45.0%	80.0%	7.9%	10.9%	9.1%	11.6%	0.4%	165.4%	$507.0	1 x	10.0 x
Aspirational Banks													
Signature Bank	NY	$23,104	26.5%	25.5%	8.3%	14.1%	8.5%	15.1%	0.3%	235.2%	$6,123.5	3.21 x	18.8 x
Texas Capital Bancshares, Inc.	TX	$12,144	21.2%	19.4%	8.7%	9.9%	11.6%	12.7%	0.4%	196.0%	$2,789.7	2.18 x	15.7 x

Regional Bank Comparison
High Performance Regional Banks
Source: SNL Financial, Company documents. Market data as of 6/30/2014. Consists of Northeast and Mid-Atlantic banks and thrifts with assets between $3.0 billion and $8.0 billion and most recent quarter core ROAA greater than 90 bps. Excludes merger targets and MHCs.
(1)Customers Bancorp NPAs/Assets calculated as non-covered NPAs divided by total assets. Non-covered NPAs excludes accruing TDRs and loans 90+ days past due and still accruing.
(2)Customers Bancorp Price/TBV and Price/2015 EPS based on share price as of Oct 16, 2014.

Contacts
Company:
Robert Wahlman, CFO
Tel: 610-743-8074
rwahlman@customersbank.com
www.customersbank.com
Jay Sidhu
Chairman & CEO
Tel: 610-301-6476
jsidhu@customersbank.com
www.customersbank.com
Investor Relations:
Ted Haberfield
President, MZ North America
Tel: 760-755-2716
thaberfield@mzgroup.us
www.mzgroup.us

Appendix

Customers Bancorp, Inc.

CONSOLIDATED BALANCE SHEET - UNAUDITED

(Dollars in thousands)

	September 30, 2014	December 31, 2013	September 30, 2013
ASSETS			
Cash and due from banks	$ 89,728	$ 60,709	$ 88,539
Interest-earning deposits	241,578	172,359	167,114
Cash and cash equivalents	331,306	233,068	255,653
Investment securities available for sale, at fair value	409,303	497,573	497,566
Loans held for sale	1,395,720	747,593	917,939
Loans receivable not covered under Loss Sharing Agreements with the FDIC	4,065,672	2,398,353	2,018,532
Loans receivable covered under Loss Sharing Agreements with the FDIC	44,463	66,725	81,255
Allowance for loan losses	(31,083)	(23,998)	(26,800)
Total loans receivable, net of allowance for loan losses	4,079,052	2,441,080	2,072,987
FHLB, Federal Reserve Bank, and other restricted stock	85,732	43,514	19,113
Accrued interest receivable	13,744	8,362	7,866
FDIC loss sharing receivable	5,995	10,046	11,038
Bank premises and equipment, net	11,147	11,625	11,055
Bank-owned life insurance	137,575	104,433	85,991
Other real estate owned	17,755	12,265	13,601
Goodwill and other intangibles	3,667	3,676	3,680
Other assets	41,439	39,938	28,623
Total assets	$ 6,532,435	$ 4,153,173	$ 3,925,112
LIABILITIES AND SHAREHOLDERS' EQUITY			
Demand, non-interest bearing	$ 697,415	$ 478,103	$ 671,218
Interest-bearing deposits	3,586,725	2,481,819	2,572,102
Total deposits	4,284,140	2,959,922	3,243,320
Federal funds purchased	-	13,000	-
FHLB advances	1,594,500	706,500	172,000
Other borrowings	88,250	63,250	63,250
Subordinated debt	112,000	2,000	2,000
Accrued interest payable and other liabilities	27,746	21,878	55,657
Total liabilities	6,106,636	3,766,550	3,536,227
Common stock	27,267	24,756	24,742
Additional paid in capital	354,561	307,231	306,183
Retained earnings	55,245	71,008	61,997
Accumulated other comprehensive loss	(3,020)	(8,118)	(3,537)
Treasury stock, at cost	(8,254)	(8,254)	(500)
Total shareholders' equity	425,799	386,623	388,885
Total liabilities & shareholders' equity	$ 6,532,435	$ 4,153,173	$ 3,925,112

Balance Sheet

Customers Bancorp, Inc.

CONSOLIDATED STATEMENTS OF OPERATIONS FOR THE THREE MONTHS ENDED - UNAUDITED

(Dollars in thousands, except per share data)

	Q3 2014	Q2 2014	Q3 2013
Interest income:			
Loans receivable, including fees	$ 39,640	$ 35,220	$ 22,485
Loans held for sale	8,503	6,715	9,495
Investment securities	2,361	2,543	1,423
Other	794	614	342
Total interest income	51,298	45,092	33,745
Interest expense:			
Deposits	6,179	5,727	5,470
Other borrowings	1,494	1,184	789
FHLB Advances	1,711	1,141	272
Subordinated debt	1,700	110	16
Total interest expense	11,084	8,162	6,547
Net interest income	40,214	36,930	27,198
Provision for loan losses	5,035	2,886	750
Net interest income after provision for loan losses	35,179	34,044	26,448
Non-interest income:			
Mortgage warehouse transactional fees	2,154	2,215	3,090
Mortgage loan and banking income	212	1,554	50
Bank-owned life insurance income	976	836	615
Gain/(loss) on sale of loans	695	572	(6)
Gain on sale of investment securities	-	359	-
Deposit fees	192	212	198
Other	873	1,163	714
Total non-interest income	5,102	6,911	4,661
Non-interest expense:			
Salaries and employee benefits	12,070	11,591	8,963
FDIC assessments, taxes, and regulatory fees	3,320	3,078	1,105
Occupancy	2,931	2,595	2,289
Professional services	1,671	1,881	1,191
Technology, communication and bank operations	1,485	1,621	1,121
Other real estate owned expense	603	890	401
Loan workout	388	477	928
Advertising and promotion	261	428	450
Other	1,950	2,644	1,899
Total non-interest expense	24,679	25,205	18,347
Income before tax expense	15,602	15,750	12,762
Income tax expense	3,940	5,517	4,494
Net income	$ 11,662	$ 10,233	$ 8,268
Basic earnings per share (1)	$ 0.44	$ 0.38	$ 0.30
Diluted earnings per share (1)	0.42	0.37	0.30

(1) Earnings per share amounts have been adjusted to give effect to the 10% common stock dividend declared on May 15, 2014 and issued on June 30, 2014.

Income Statement

Customers Bancorp, Inc.

CONSOLIDATED STATEMENTS OF OPERATIONS FOR THE NINE MONTHS ENDED - UNAUDITED

(Dollars in thousands, except per share data)

	September 30, 2014	September 30, 2013
Interest income:		
Loans receivable, including fees	$ 103,216	$ 57,780
Loans held for sale	20,301	31,536
Investment securities	7,944	3,334
Other	1,805	789
Total interest income	133,266	93,439
Interest expense:		
Deposits	17,321	15,742
Other borrowings	3,834	868
FHLB Advances	3,348	840
Subordinated debt	1,826	49
Total interest expense	26,329	17,499
Net interest income	106,937	75,940
Provision for loan losses	12,288	2,748
Net interest income after provision for loan losses	94,649	73,192
Non-interest income:		
Mortgage warehouse transactional fees	6,128	10,626
Mortgage loan and banking income	2,175	50
Bank-owned life insurance income	2,646	1,658
Gain on sale of loans	1,266	402
Gain on sale of investment securities	3,191	-
Deposit fees	618	487
Other	3,298	1,784
Total non-interest income	19,322	15,007
Non-interest expense:		
Salaries and employee benefits	33,012	24,868
FDIC assessments, taxes, and regulatory fees	8,529	3,510
Occupancy	8,162	6,309
Professional services	5,834	3,149
Technology, communication and bank operations	4,666	3,023
Other real estate owned expense	1,845	962
Loan workout	1,306	1,674
Advertising and promotion	1,104	973
Loss contingency	-	2,000
Other	6,592	5,254
Total non-interest expense	71,050	51,722
Income before tax expense	42,921	36,477
Income tax expense	12,885	12,794
Net income	$ 30,036	$ 23,683
Basic earnings per share (1)	$ 1.12	1.00
Diluted earnings per share (1)	1.08	0.98

(1) Earnings per share amounts have been adjusted to give effect to the 10% common stock dividend declared on May 15, 2014 and issued on June 30, 2014.

Income Statement

Customers Bancorp, Inc.

Average Balance Sheet / Net Interest Margin (Unaudited)

(Dollars in thousands)

	Three Months Ended September 30,			
	2014		2013	
	Average Balance	Average yield or cost (%)	Average Balance	Average yield or cost (%)
Assets				
Interest earning deposits	$ 244,013	0.25%	$ 230,992	0.26%
Investment securities	421,213	2.24%	235,927	2.41%
Loans held for sale	1,014,068	3.33%	985,050	3.82%
Loans held for investment	3,977,407	3.96%	1,999,846	4.48%
Other interest-earning assets	83,313	3.05%	22,805	3.37%
Total interest earning assets	5,740,014	3.55%	3,474,620	3.86%
Non-interest earning assets	238,223		158,661	
Total assets	$ 5,978,237		$ 3,633,281	
Liabilities				
Total interest bearing deposits (1)	3,268,502	0.75%	2,561,855	0.85%
Borrowings	1,674,576	1.17%	244,149	1.76%
Total interest bearing liabilities	4,943,078	0.89%	2,806,004	0.93%
Non-interest bearing deposits (1)	596,497		439,276	
Total deposits & borrowings	5,539,575	0.79%	3,245,280	0.80%
Other non-interest bearing liabilities	16,596		4,993	
Total liabilities	5,556,171		3,250,273	
Shareholders' equity	422,066		383,008	
Total liabilities and shareholders' equity	$ 5,978,237		$ 3,633,281	
Net interest margin		2.78%		3.11%
Net interest margin tax equivalent		2.79%		3.11%

(1) Total costs of deposits (including interest bearing and non-interest bearing) were 0.63% and 0.72% for the three months ended September 30, 2014 and 2013, respectively.

Net Interest Margin

Customers Bancorp, Inc.

Asset Quality as of September 30, 2014 (Unaudited)

(Dollars in thousands)

Loan Type	Total Loans	Non Accrual /NPL's	Other Real Estate Owned	Non Performing Assets (NPA's)	Allowance for loan losses	Cash Reserve	Total Credit Reserves	NPL's/ Total Loans	Total Reserves to Total NPL's
Pre September 2009 Originated Loans									
Legacy	$ 57,615	$ 5,178	$ 6,464	$ 11,642	$ 2,895	$ -	$ 2,895	8.99%	55.97%
Troubled debt restructurings (TDR's)	1,661	657	-	657	88	-	88	39.53%	12.94%
Total Pre September 2009 Originated Loans	**59,276**	**5,835**	**6,464**	**12,299**	**2,983**	**-**	**2,983**	**9.84%**	**51.12%**
Originated Loans (Post 2009)									
Warehouse	34,533	-	-	-	259	-	259	0.00%	0.00%
Manufactured Housing	4,382	61	-	61	88	-	88	1.39%	144.82%
Commercial	1,401,490	1,664	335	1,999	10,261	-	10,261	0.12%	616.65%
MultiFamily	1,993,431	-	-	-	7,974	-	7,974	0.00%	0.00%
Consumer/ Mortgage	157,674	151	-	151	675	-	675	0.10%	446.05%
TDR's	557	-	-	-	-	-	-	0.00%	0.00%
Total Originated Loans	**3,592,067**	**1,876**	**335**	**2,211**	**19,257**	**-**	**19,257**	**0.05%**	**1026.44%**
Acquired Loans									
Berkshire	9,250	1,350	425	1,775	342	-	342	14.59%	25.33%
Total FDIC (covered and non covered)	31,421	4,061	10,208	14,269	528	-	528	12.92%	13.00%
Manufactured Housing	118,733	-	323	323	-	3,308	3,308	0.00%	0.00%
Flagstar (Commercial)	126,742	-	-	-	-	-	-	0.00%	0.00%
Flagstar (Residential)	109,294	-	-	-	-	-	-	0.00%	0.00%
TDR's	3,258	833	-	833	145	-	145	25.57%	17.41%
Total Acquired Loans	**398,698**	**6,244**	**10,956**	**17,200**	**1,015**	**3,308**	**4,323**	**1.57%**	**69.24%**
Acquired Purchased Credit Impaired Loans									
Berkshire	43,550	-	-	-	5,416	-	5,416	0.00%	0.00%
Total FDIC - Covered	12,545	-	-	-	2,179	-	2,179	0.00%	0.00%
Manufactured Housing 2011	4,248	-	-	-	233	-	233	0.00%	0.00%
Total Acquired Purchased Credit Impaired Loans	***60,343***	**-**	**-**	**-**	**7,828**	**-**	**7,828**	**0.00%**	**0.00%**
Unamortized fees/discounts	(249)							0.00%	0.00%
Total Loans Held for Investment	**4,110,135**	**13,955**	**17,755**	**31,710**	**31,083**	**3,308**	**34,391**	**0.34%**	**246.44%**
Total Loans Held for Sale	1,395,720	-	-	-	-	-	-	0.00%	0.00%
Total Portfolio	**$ 5,505,855**	**$ 13,955**	**$ 17,755**	**$ 31,710**	**$ 31,083**	**$ 3,308**	**$ 34,391**	**0.25%**	**246.44%**

Asset Quality